Exhibit 99.1

Hart Energy Marcellus Midstream Conference Pittsburgh, Pennsylvania April 20, 2010

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Geographic Footprint Northeast Segment Appalachia Four processing plants with combined 330 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 260,000 barrel storage facility 80-mile NGL pipeline Michigan 250-mile intrastate crude pipeline Liberty Segment Marcellus 155 MMcf/d gathering capacity 155 MMcf/d cryogenic processing capacity Southwest Segment East Texas 500 MMcf/d gathering capacity 280 MMcf/d cryogenic processing capacity Western Oklahoma 275 MMcf/d gathering capacity 160 MMcf/d cryogenic processing capacity Southeast Oklahoma 500 MMcf/d gathering capacity Centrahoma processing joint venture Arkoma Connector Pipeline joint venture Other Southwest 12 gas gathering systems Four lateral gas pipelines Gulf Coast Segment Javelina Refinery off-gas processing, fractionation, and transportation facility

Growth Driven by Customer Satisfaction R A N G E RESOURCES MarkWest Ranked # 1 in 2006 and #2 in 2009 Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

 MarkWest’s Position In Major Unconventional Resource Plays Map Source: RBC Capital Markets/RBC Richardson Barr U.S. Gas Resource Plays MarkWest’s Role in Emerging Resource Plays MarkWest is the largest gatherer in the Woodford with a system that covers more than 750 square miles of the core Woodford shale. MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale. MarkWest expanded its western Oklahoma system to gather significant new Granite Wash production in the Texas Panhandle. MarkWest Liberty is the largest gatherer and processor in the rich-gas area of the Marcellus Shale. Acquisitions Develop Emerging Resource Plays Build Base Production * Includes growth capital that has been funded or is expected to be funded through joint ventures and divestiture activities. 2004 2005 2006 2007 2008 2009 2010F Total Growth Capital Investment* Barnett 85 Tcf Haynesville 208 Tcf Fayetteville 32 Tcf Woodford (Arkoma) 60 Tcf Eagle Ford Granite Wash Marcellus/Huron 300 Tcf $0 $100 $200 $300 $400 $500 $600

Long-Term Appalachian History MarkWest is the largest gas processor and fractionator in the Appalachian Basin, with more than 20 years of experience Total gas processing capacity of approximately 330 MMcf/d in the Appalachian Basin NGLs from four Appalachian processing gas plants are shipped to Siloam for fractionation, storage, and marketing Propane and heavier fractionation capacity of 24,000 Bbl/d Storage capacity of approximately 260,000 barrels Long before the Marcellus was identified as an important new emerging shale play, we understood the importance of gas processing and NGL fractionation in the hydrocarbon-rich areas of Southwest PA

Liberty Marcellus Project Schedule Ohio West Virginia Pennsylvania Gathering Facilities HP Pipelines (4Q09) 55 miles HP Pipeline (4Q12) 150 – 175 miles LP Pipelines (4Q09) 25 miles LP Pipeline (4Q12) 70 – 80 miles Compressor stations (4Q09) 10 Compressor stations (4Q12) 28 – 34 Compression (4Q09) 27,000 Hp Compression (4Q12) 90,000 Hp Majorsville Processing Complex Majorsville I (3Q10) 120 MMcf/d Majorsville II (3Q11) 150 MMcf/d NGL Pipeline to Houston (3Q10) Houston Processing Complex Houston I (1Q09) 35 MMcf/d Houston II (4Q09) 120 MMcf/d Houston III (1H11) 200 MMcf/d Houston IV (TBD) 200 MMcf/d Houston Fractionation Complex Depropanizer (1Q09) 1,000 Bbl/day Depropanizer (4Q09) 4,000 Bbl/day Full Fractionation (2011) 60,000 Bbl/day Rail Loading (1Q11) 200 Rail Cars Truck Loading (1Q10) 8 Bays C3 Pipeline (1Q10) TEPPCO Deliveries NGL Storage 1.3 MBbls MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d

Keys to Successful NGL Marketing in the Marcellus Must have multiple marketing options for every product Markets vary significantly from summer to winter Markets vary locally, regionally, and nationally Must be able to produce purity products Must have truck, rail, and pipeline options Storage is critical MarkWest Liberty can provide producers with all of these marketing services MarkWest has successfully marketed NGLs in Appalachia for more than 20 years

Marcellus Propane Marketing in Winter Heating Season With existing NGL marketing infrastructure, MarkWest is in a strong position to maximize the value of propane for producer customers

Marcellus Propane Marketing in Summer Heating Season Even during the summer season, MarkWest can market all of the propane recovered from rich-gas production in southwest Pennsylvania

Marcellus Isobutane Marketing Isobutane is imported by every refinery in the northeast United States. Marcellus production should displace imports from Sarnia, Conway, and waterborne imports

Marcellus Natural Gasoline Marketing Marcellus natural gasoline will have a competitive advantage in certain ethanol denaturant and gasoline blending markets and will compete for heavy crude diluent markets

Marcellus Ethane Production MarkWest does not believe ethane is a gating element to rich-gas production in southwest PA MarkWest Liberty can recover ethane at all of its Marcellus processing plants and aggregate the ethane at the Houston fractionation complex In addition to the Marcellus processing facilities, MarkWest can produce approximately 10,000 Bbl/d of ethane at its existing Appalachian plants to support an economic ethane project Long-term blending to support as much as 1 Bcf/d of rich-gas production is feasible at a reasonable cost without interstate pipeline waivers This is a short-term solution that provides additional volume assurance for all of the ethane projects We currently have, and continue to develop, blending projects with most of the gathering and interstate pipelines MarkWest believes that Marcellus ethane economics would support purity ethane pipeline projects to all hubs including the Gulf Coast, Chicago/Conway, and Sarnia Five-year purity ethane upgrade of approximately $5 per Bbl at Conway and $9 per Bbl in the Gulf Coast MarkWest continues to work closely with key producer customers, pipeline partners, and ethane consumers to develop a pipeline to the Gulf Coast We believe a Gulf Coast pipeline is a viable project given our Appalachian supply, our Marcellus processing and fractionation infrastructure, and the blending options that we are developing MarkWest is developing an alternative ethane project with a key partner that could compress the project schedule and improve the netback to producers

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com